_____________________

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ X ]       Preliminary Proxy Statement
[   ]       Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
[   ]       Definitive Proxy Statement
[   ]       Definitive Additional Materials
[   ]       Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
            240.14a-12

------------------------------------------------------------------------------

                                BBH FUND, INC.

               (Name of Registrant as Specified In Its Charter)

                                     N/A

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X ]        No fee required.
[  ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.
      1.    Title of each class of securities to which transaction applies:
      2.    Aggregate number of securities to which transaction applies:
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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[  ]        Fee paid previously with preliminary proxy materials.
[  ]        Check box if any part of the fee is offset as provided by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      1)    Amount Previously Paid:

      ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:

      ____________________________________________________________

      3)    Filing Party:

      ____________________________________________________________

      4)    Date Filed:

      ____________________________________________________________


                                BBH FUND, INC.



                        BBH International Equity Fund



                      IMPORTANT SHAREHOLDER INFORMATION



These materials are for a special meeting of shareholders scheduled for January 9, 2004 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 2 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

We welcome your comments.  If you have any questions, call 1-800-625-5759.





                                BBH FUND, INC.




A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider several important matters relating to your investment in BBH Fund, Inc. (the "Corporation") in connection with a special meeting of shareholders (the "Special Meeting") of BBH International Equity Fund (the "Fund"), to be held January 9, 2004 at 2:00 p.m., Eastern time, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Corporation and the Fund.

The Board of Directors (the "Board") of the Corporation recommends that shareholders cast their votes in favor of:

      1.    Approving a new Advisory Agreement between Brown Brothers
            Harriman & Co. ("BBH & Co.") and the Fund that is substantially the same as the Advisory Agreement previously approved by the Fund's shareholders except that it permits delegation of investment management responsibilities to one or more subadvisers.

      2. Approving a new Sub-Advisory Agreement between BBH & Co. and Walter Scott & Partners Limited ("Walter Scott") whereby Walter Scott would have co-management responsibility for providing investment advisory services to the Fund.

      3. Approving a new Sub-Advisory Agreement between BBH & Co. and Delaware International Advisers Ltd. ("Delaware"), whereby Delaware would have co-management responsibility for providing investment advisory services to the Fund.

      4. Approving an arrangement that would permit BBH & Co. to terminate, replace or add subadvisers without shareholder approval.

      5. Amending and making non-fundamental the Fund's current fundamental investment policy with respect to the Fund's investment in other open-end companies and to permit the Fund to invest up to 100% of its assets in other open-end investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

            To transact such other business as may properly come before the meeting or any adjournment thereof.


The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Corporation and the Fund, we hope that this Q&A format will be helpful to you.

                                       Sincerely,







                                       Charles O. Izard

                                       President


                                BBH FUND, INC.



                        BBH International Equity Fund




                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON JANUARY 9, 2004



NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of BBH International Equity Fund (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, on January 9, 2004 at 2:00 p.m., Eastern time, to vote on the agenda items listed below. If approved by shareholders, these changes will take effect on or about January 12, 2004. Shareholders will be notified if any of these changes are not approved.

      1. To approve or disapprove a new Advisory Agreement between Brown Brothers Harriman & Co. ("BBH & Co.") and the Fund that is substantially the same as the Advisory Agreement previously approved by the Fund's shareholders except that it permits delegation of investment management responsibilities to one or more subadvisers.

      2. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Walter Scott & Partners Limited ("Walter Scott") whereby Walter Scott would have co-management responsibility for providing investment advisory services to the Fund.

      3. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Delaware International Advisers Ltd. ("Delaware"), whereby Delaware would have co-management responsibility for providing investment advisory services to the Fund.

      4. To approve or disapprove an arrangement that would permit BBH & Co. to terminate, replace or add subadvisers without shareholder approval.

      5. To amend and make non-fundamental the Fund's current fundamental investment policy with respect to the Fund's investment in other open-end investment companies and to permit the Fund to invest up to 100% of its assets in other open- end investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

            To transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed December 12, 2003 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                       By Order of the Board of Directors,







                                       Gail C. Jones

                                       Secretary

December 22, 2003




                              TABLE OF CONTENTS



                                                                          PAGE

Questions and Answers About the Special Meeting and the Proxy Statement



Proposal 1: Approval of new Advisory Agreement...........................



Proposal 2: Approval of new Sub-Advisory Agreement with Walter Scott...



Proposal 3: Approval of new Sub-Advisory Agreement with Delaware.......



Proposal 4: Approval of arrangement to terminate, replace or add subadvisers



Proposal 5: Amend and make non-fundamental the Fund's investment policy with respect to its investment in other investment companies....



Other Matters..........................................................



Information about the Corporation......................................



Further Information about Voting and the Special Meeting...............



Exhibit A:  Form of Advisory Agreement between BBH & Co., and the Fund.    A-1



Exhibit B:  Form of Sub-Advisory Agreement between BBH & Co.,

            and Walter Scott...........................................    B-1



Exhibit C:  Form of Sub-Advisory Agreement between BBH & Co., and Delaware.
            C-1



                                BBH FUND, INC.



                        BBH International Equity Fund



                               40 Water Street

                         Boston, Massachusetts 02109



                               PROXY STATEMENT



               QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                             AND PROXY STATEMENT



INFORMATION ABOUT VOTING

Q.    Who is asking for my vote?

A. The Board of Directors (the "Board" or the "Directors") of BBH Fund, Inc. (the "Corporation"), in connection with the special meeting of shareholders to be held at 2:00 p.m., Eastern time, on January 9, 2004 (the "Special Meeting") at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, has requested your vote on several matters. The Directors propose to mail the notice of the Special Meeting, the proxy card, and this Proxy Statement to shareholders of record on or about December 27, 2003.

      This Proxy Statement relates to the BBH International Equity Fund (the "Fund"):

Q.    Who is eligible to vote?

A. Shareholders of record of the Fund at the close of business on December 12, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.


Q.    What is being voted on at the Special Meeting?

A. The Board is asking shareholders to vote on the following proposals affecting the Fund:

      1. To approve or disapprove a new Advisory Agreement between Brown Brothers Harriman & Co. ("BBH & Co.") and the Fund that is substantially the same as the Advisory Agreement previously approved by the Fund's shareholders except that it permits delegation of investment management responsibilities to one or more subadvisers.

      2. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Walter Scott & Partners Limited ("Walter Scott") whereby Walter Scott would have co-management responsibility for providing investment advisory services to the Fund.

      3. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Delaware International Advisers Ltd. ("Delaware"), whereby Delaware would have co-management responsibility for providing investment advisory services to the Fund.

      4. To approve or disapprove an arrangement that would permit BBH & Co. to terminate, replace or add subadvisers without shareholder approval.

      5. To amend and make non-fundamental the Fund's current fundamental investment policy with respect to the Fund's investment in other open-end investment companies and to permit the Fund to invest up to 100% of its assets in other open-end investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

            To transact such other business as may properly come before the meeting or any adjournment thereof.

      At its meeting on November 10, 2003 (the "November Board Meeting"), the Board reviewed and approved the structure that will allow BBH & Co. and the Fund to assign certain responsibilities of BBH & Co. to a subadviser. The Board, at its meeting on December 10, 2003 (the "December Board Meeting"), also considered and approved the appointment of Walter Scott as a subadviser for the Fund. At the November Board Meeting, the Board considered and approved the appointment of Delaware (together with Walter Scott, the "Proposed Subadvisers") as a subadviser for the Fund. Additionally, the Board considered and approved the proposed arrangement that would permit BBH & Co. to terminate, replace or add subadvisers without shareholder approval. This is commonly known as a "manager of managers" arrangement.
      Finally, the Board approved an amendment to the Fund's fundamental investment limitation on investing its assets in the securities of other investment companies that would permit the Fund to invest up to 100% of its assets in other investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund. The Board also recommended that shareholders agree to make this policy non-fundamental. All of the proposed changes are subject to shareholder approval.

Q.    How do the Directors recommend that I vote on these proposals?

A. The Directors recommend that shareholders vote in favor FOR each proposal.


Q.    What changes are proposed to be made to the Fund?

A. The Proposed Subadvisers have been approved by the Board to serve as subadvisers for the Fund. The Proposed Subadvisers will not begin to manage the Fund's portfolio until shareholders of the Fund approve the subadvisory arrangement at the Special Meeting. As more fully described in this Proxy Statement, the Board, at BBH & Co.'s recommendation, has proposed that Walter Scott will manage the growth component of the Fund's investment portfolio, and Delaware will manage the value component of the Fund's investment portfolio. In the unlikely event that one or both of the Proposed Subadvisers is unable to serve as subadviser for the Fund, or BBH & Co. determines that a subadviser's services are no longer beneficial to the Fund, BBH & Co. will manage the portion of the Fund's assets that would have been allocated to the subadviser utilizing a core style of investing. In this regard, BBH & Co. reserves the right to invest up to 100% of the assets it manages in futures contracts and stock index swaps.

Q.    Who are Walter Scott and Delaware?

A. Walter Scott and Delaware are each investment advisers that are registered with the SEC. The Proposed Subadvisers currently act as subadvisers to other investment companies that have investment objectives and policies similar to those of the Fund.

Q. How will shareholders of the Fund benefit from the approval of the Proposed Subadvisers?

A. BBH & Co. believes that the Proposed Subadvisers will provide the Fund and its shareholders with a consistent investment process through a disciplined long-term approach. By allocating a portion of the Fund's assets to a growth style of investing and to a value style of investing (which allocation BBH & Co. will revise, from time to time, according to market conditions) and by engaging specialized subadvisers for managing these components, BBH & Co. believes that the Fund may perform better in a variety of economic conditions.

Q.    Why should the Fund adopt a manager of managers arrangement?

A. Studies of past performance show that no single investment style will consistently outperform the broad market for international equities. For instance, investment styles favoring companies with growth characteristics may outperform the market and styles favoring companies with a high dividend rate for a time, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

      BBH & Co. believes, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within a style category such as growth or value. By then combining complementary investment styles within an international equity portfolio, investors are better able to reduce their exposure to the risk of any one investment style going out of favor. BBH & Co. believes that doing both of these things will allow an international equity portfolio to more consistently obtain better returns than the broad market for international equities.

Q. How will I benefit from the implementation of a policy that allows BBH & Co. and the Fund to add and replace subadvisers?

A. The Corporation is requesting shareholder approval of a proposal to change the operation of the Fund to permit BBH & Co. and the Corporation, with the approval of the Board, to hire or terminate subadvisers, or modify subadvisory agreements, without the approval of shareholders. Currently, BBH & Co. may employ, terminate or change subadvisers for the Fund only with the approval of the Fund's shareholders. This policy would enable the Fund to operate more efficiently because BBH & Co. would be able to change subadvisers without the expenses and delays associated with obtaining shareholder approval. Although the Corporation and the Fund are seeking authorization to implement this arrangement, it is contingent upon the adoption of proposed rule under the Investment Company Act of 1940 (the "1940 Act") as currently proposed by the Securities and Exchange Commission ("SEC") or the receipt of an exemptive order from the SEC. It is presently unclear when or whether the SEC will adopt the proposed rule (the "Proposed Rule") or will issue such an order to the Fund.

Q. Why is it proposed to revise the Fund's fundamental investment limitation relating to investment its assets in the securities of other investment companies?

A. The Fund's Statement of Additional Information discloses a fundamental investment policy that permits the Fund to invest in other investment companies in this manner, but it was drafted in the context of a master-feeder structure whereby the Fund (the "feeder") could invest all of its assets in another investment company (the "master"). Consequently, the wording of the policy limits the Fund's use of this option by permitting the Fund to invest "all of its assets in an investment company with substantially the same investment objective, policies and restrictions as the Fund"(emphasis added). In order to the give the Fund more flexibility, you are asked to approve a change to this policy. As revised, the policy would permit the Fund to invest "up to 100% of its assets in other investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund."

Q.    Who is paying for expenses related to the Special Meeting?

A. BBH & Co. will bear the costs relating to the Proxy Statement preparation, printing, mailing and solicitation and of the Special Meeting.

Q.    When will the Proposals take effect if they are approved?

A.    If approved, each Proposal will become effective on or about January
      12, 2004.

Q.    How do I vote my shares?

A. You may vote your shares in person, by attending the Special Meeting or by mail. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.

      Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 5, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 5, your shares will be voted by the proxies as follows:

o     IN FAVOR of authorizing BBH & Co. and the Corporation to enter into the
               New Advisory Agreement (Proposal 1);

o     IN FAVOR of Walter Scott serving as a subadviser for the Fund (Proposal
               2);

o     IN FAVOR of Delaware serving as a subadviser for the Fund (Proposal 3);

o     IN FAVOR of authorizing BBH & Co. and the Corporation to enter into and amend subadvisory arrangements, without shareholder approval (Proposal 4); and

o     IN FAVOR of amending and making non-fundamental the Fund's fundamental investment limitation concerning the Fund's investments in other investment companies (Proposal 5).

Q.    If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Corporation a written revocation, or
      (2) forwarding a later-dated proxy that is received by the Corporation at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                THE PROPOSALS

 PROPOSAL 1: AUTHORIZING BBH & CO. AND THE CORPORATION TO ENTER INTO THE NEW
                              ADVISORY AGREEMENT

What changes are being proposed for the Fund?

The Corporation and the Fund have agreed to permit BBH & Co. to delegate certain of its duties as investment adviser under the Agreement to one or more subadvisers. Under the existing Advisory Agreement with the Fund, BBH & Co. is not permitted to delegate investment management responsibilities to subadvisors.

The Fund will employ a manager of managers approach whereby portions of the Fund are allocated to different investment managers who employ distinct investment styles. The subadvisers will select the individual equity securities for the assets assigned to them. Initially, the Fund will use two principal investment styles that have historically complemented each other: a growth style and a value style.

Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues, and cash flow. A core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international index.

What role will BBH &Co. play?

BBH & Co. will allocate Fund assets to the subadvisers, oversee them and evaluate their results. BBH & Co. will review portfolio performance, characteristics, departures of key personnel and any other relevant topics. Each subadviser will be required to provide written market and portfolio commentaries. Quantitative evaluations including evaluations of performance and portfolio characteristics will be performed at least quarterly. BBH & Co. will allocate the Fund's assets among subadvisers with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.

 Initially, BBH & Co. will allocate part of the Fund's assets to a subadviser with a value orientation and a subadviser with a growth orientation. Other subadvisers may be added in the future to complement these styles. Following the initial allocation of assets, BBH & Co. will monitor the allocation between the subadvisers to achieve its diversification goals, and will rebalance assets among subadvisers from time-to-time based on its assessment of market trends. BBH & Co. will also manage the Fund's liquidity reserves and will invest those reserves to the extent possible with stock index futures and equity index swaps. In the unlikely event that one or more subadvisers is unable to serve as subadviser for the Fund, BBH & Co. will manage the portion of the Fund's assets that would have been allocated to the subadviser utilizing a core style of investing. In this regard, BBH & Co. reserves the right to invest up to 100% of the assets it manages in stock index futures and equity index swaps.

What are the provisions of the current Advisory Agreement?

The current Advisory Agreement for the Fund is dated as August 4, 2003, and was last renewed by the Board at the November Board Meeting and will continue thereafter from year to year if approved in conformity with the requirements of the 1940 Act. The current Advisory Agreement was last approved by shareholders on October 22, 1999.

The current Advisory Agreement provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to BBH and Co. The current Advisory Agreement may be terminated by BBH & Co. on 120 days' written notice to the Fund. The current Advisory Agreement automatically terminates in the event of its assignment.

 What should I know about BBH & Co.?

BBH & Co. is a New York limited partnership established in 1818. BBH & Co. has established a separately identifiable department (SID) to provide investment advice to the Fund. The SID is registered with the SEC under the Investment Advisers Act of 1940.

The following are the general partners of BBH & Co.:

Name (listed alphabetically)  Address                       Occupation

J. William Anderson     140 Broadway
                        New York, NY  10005           Banker

Peter B. Bartlett       140 Broadway
                        New York, NY  10005           Banker

*Brian A. Berris        140 Broadway
                        New York, NY  10005           Banker

Taylor S. Bodman        40 Water Street
                        Boston MA  02109              Banker

John J. Borland         125 South Wacker Drive
                        Suite 2150
                        Chicago, IL  60606            Banker

Timothy J. Connelly     140 Broadway
                        New York, NY  10005           Banker

*Douglas A. Donahue, Jr.      40 Water Street
                        Boston MA  02109              Banker

Anthony T. Enders       140 Broadway
                        New York, NY  10005           Banker

Alexander T. Ercklentz  140 Broadway
                        New York, NY  10005           Banker

T.M. Farley             140 Broadway
                        New York, NY  10005           Banker

Dario Galindo           140 Broadway
                        New York, NY  10005           Banker

John A. Gehret          140 Broadway
                        New York, NY  10005           Banker

Elbridge T. Gerry, Jr.  140 Broadway
                        New York, NY  10005           Banker

Robert R. Gould         140 Broadway
                        New York, NY  10005           Banker

Kyosuke Hashimoto       Daimatsu Building, 4th Floor
                        8-14 Nihonbashi 3-Chrome
                        Chuo-ku, Tokyo 103-0027, Japan      Banker

Ronald J. Hill          140 Broadway
                        New York, NY  10005           Banker

*Landon Hilliard        140 Broadway
                        New York, NY  10005           Banker

Radford W. Klotz        140 Broadway
                        New York, NY  10005           Banker

Michael Kraynak, Jr.    140 Broadway
                        New York, NY  10005           Banker

Susan C. Livingston     140 Broadway
                        New York, NY  10005           Banker

T. Michael Long         140 Broadway
                        New York, NY  10005           Banker

*Hampton S. Lynch       Veritas House
                        125 Finsbury Pavement
                        London EC2A 1PN, England      Banker

*Michael W. McConnell   140 Broadway
                        New York, NY  10005           Banker

John P. Molner          140 Broadway
                        New York, NY  10005           Banker

William H. Moore III    140 Broadway
                        New York, NY  10005           Banker


*Donald B. Murphy       140 Broadway
                        New York, NY  10005           Banker

John A. Nielsen         140 Broadway
                        New York, NY  10005           Banker

Eugene C. Rainis        140 Broadway
                        New York, NY  10005           Banker

A. Heaton Robertson     40 Water Street
                        Boston MA  02109              Banker

Jeffrey A. Schoenfeld   140 Broadway
                        New York, NY  10005           Banker

W. Carter Sullivan III  140 Broadway
                        New York, NY  10005           Banker

Stokley P. Towles       40 Water Street
                        Boston MA  02109              Banker

Andrew J.F. Tucker      40 Broadway
                        New York, NY  10005           Banker

*Lawrence C. Tucker     140 Broadway
                        New York, NY  10005           Banker

William B. Tyree        140 Broadway
                        New York, NY  10005           Banker

Douglas C. Walker       1531 Walnut Street
                        Philadelphia, PA  19102       Banker

William J. Whelan, Jr.  140 Broadway
                        New York, NY  10005           Banker

Laurence F. Whittemore  140 Broadway
                        New York, NY  10005           Banker

Richard H. Witmer, Jr.  140 Broadway
                        New York, NY  10005           Banker


*Member of the Steering Committee of BBH & Co.

Messrs. Nielsen, Murphy, Berris, Schoenfeld, Gehret and Borland have significant management responsibilities relating to the Fund.

The following officers of the Corporation are partners, officers or employees of BBH & Co.:

Charles O. Izard
Birth Date:  May 2, 1959
227 West Trade Street
Charlotte, NC  28202-1675
President and Principal Executive Officer of the Corporation, Managing Director, BBH & Co.

Michael D. Martins
Birth Date:  November 5, 1965
140 Broadway
New York, NY  10005
Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of the Corporation and Vice President of BBH & Co.

Nancy D. Osborn
Birth Date:  May 4, 1966
140 Broadway
New York, NY  10005
Assistant Secretary of the Corporation and Associate of BBH & Co.

John C. Smith
Birth Date:  August 2, 1965
50 Milk Street
Boston, MA  02109
Assistant Treasurer of the Corporation and Assistant Vice President of BBH &
Co.

Gregory Lomakin
Birth Date:  February 23, 1965
50 Milk Street
Boston, MA  02109
Assistant Treasurer of the Corporation and Assistant Vice President of BBH &
Co.

BBH & Co. currently advises two other investment companies that have an investment objective similar to that of the Fund. On an annual basis, those investment companies pay the following investment management fees to BBH & Co.


                              Net Assets Managed
                              by BBH & Co. as of
Name of Fund                    March 31, 2003          Annual Advisory
Fee Schedule

BBH European Equity Fund            43,444,739              0.65%
BBH Pacific Basin Equity Fund       31,638,699              0.65%


What is the vote required to approve this Proposal 1?

Approval of this Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting."

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 1

                      INTRODUCTION TO PROPOSALS 2 AND 3

What changes are being proposed for the Fund?

At the November and December Board Meetings, the Board approved, upon the recommendation of BBH & Co. and the Corporation's management, acted to:

1. approve a new subadvisory agreement between, BBH & Co. and Walter Scott (the "Proposed Walter Scott Subadvisory Agreement," a form of which is attached as Exhibit B to this Proxy Statement), appointing Walter Scott as a subadviser for the Fund, to manage the growth component of the Fund's portfolio; and

2. approve a new subadvisory agreement between the Corporation, BBH & Co. and Delaware (the "Proposed Delaware Subadvisory Agreement," a form of which is attached as Exhibit C to this Proxy Statement), appointing Delaware as a subadviser for the Fund, to manage the value component of the Fund's portfolio.

For the reasons described in greater detail below, the Board approved the appointment of Walter Scott and Delaware as subadvisers for the Fund. Accordingly, Walter Scott and Delaware accepted the appointment to serve as subadvisers for the Fund, to become effective on or about January 12, 2004, subject to the approval of the shareholders of the Fund at the Special Meeting. Shareholders of the Fund are now being asked to approve the Proposed Subadvisory Agreements under which Walter Scott and Delaware will be responsible for managing a portion of the Fund's portfolio of investments. The Proposed Subadvisory Agreements are substantially similar except that Walter Scott will manage the growth component of the Fund's investments, and that Delaware will manage the value component of the Fund's investments.


Why did the Corporation's management and BBH & Co. recommend these changes?

The Corporation's management and BBH & Co. determined that it was desirable to appoint the Proposed Subadvisers based upon the fact that the Fund's shareholders would be best served by a manager of managers approach. This conclusion was based on several factors. Studies of past performance show that no single investment style will consistently outperform the broad market for international equities. For instance, investment styles favoring companies with growth characteristics may outperform the market and styles favoring companies with a high dividend rate for a time, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

BBH & Co. believes, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within a style category such as growth or value. By then combining complementary investment styles within an international equity portfolio, investors are better able to reduce their exposure to the risk of any one investment style going out of favor. BBH & Co. believes that doing both of these things will allow an international equity portfolio to more consistently obtain better returns than the broad market for international equities.

The choice of the Proposed Subadvisers followed an extensive search and rigorous screening process. A large group of international equity managers were initially screened as to their performance record over a number of years.

Each manager that passed the initial screening was further reviewed to assess that manager's investment philosophy and process, the qualifications and suitability of the people making those decisions, the organizational structure of the manager, including the resources dedicated to the management of portfolios with a similar mandate, and the characteristics and performance record of portfolios with a similar mandate.

After identifying a relatively small number of candidates that satisfied BBH
& Co.'s criteria, BBH & Co. conducted in-person interviews with key personnel from each candidate. In making its final decision, BBH & Co. also conducted on-site due diligence to ensure that the successful candidates were financially sound and otherwise stable, had capable and experienced employees in key positions and had good regulatory and financial controls. As a result of this selection process, BBH & Co. identified Walter Scott and Delaware as highly qualified managers of growth equities and value equities, respectively.

As provided in the Proposed Subadvisory Agreements, BBH & Co. will, in its capacity as investment adviser for the Fund, determine what portion of the Fund's assets should be allocated to Walter Scott to manage in a growth style and what portion of the Fund's assets should be allocated to Delaware to manage in a value style. The percentage of the Fund's total assets that will be allocated to each of the growth component and the value component (and hence, the amount of total assets that will be managed by each Proposed Subadviser) will be modified, from time to time, at BBH & Co.'s sole discretion, based on BBH & Co.'s quantitative skills in identifying, on a continuous basis, whether the economic and other conditions prevailing in the market would favor one investment style over the other. In making changes to the allocations, BBH & Co. will consider the relevant tax effects, if any, to shareholders of the Fund.


Will the approval of the Proposed Subadvisory Agreements impact the Fund's current investment advisory agreement, or raise the Fund's advisory fees or other expenses?

Pursuant to an Investment Advisory Agreement dated December 15, 1993 (the "Advisory Agreement"), BBH & Co. receives an annual advisory fee from the Fund. This fee is payable to BBH & Co. at the annual rate of 0.65%, based on average daily net assets of the Fund. For the fiscal year ended October 31, 2003, the Fund paid $931,976 to BBH & Co. for its investment advisory services with respect to the Fund. For additional information about BBH & Co., see "Information About the Corporation--Who are the service providers for the Fund?--the Adviser" in this Proxy Statement. The terms of the Advisory Agreement will not be affected by Proposals 2 and 3 to be voted on at the Special Meeting. For the fiscal year ended October 31, 2003, the Fund did not pay any brokerage commissions to affiliated brokers for portfolio transactions.

The Fund itself bears no responsibility for payment of the subadvisory fees and, therefore, approval of the Proposed Subadvisory Agreements in Proposals 2 and 3 will not affect the overall investment advisory fee payable by the Fund to BBH & Co. or otherwise result in an increase in Fund expenses.

Why are the Proposed Subadvisory Agreements being presented for shareholder approval?

Section 15(c) of the 1940 Act forbids an investment company from entering into, renewing, or performing under any advisory agreement (including any subadvisory agreement), unless the terms of the new advisory agreement have been approved by the vote of the majority of the disinterested Directors. While this was accomplished at the November and December Board Meetings,
Section 15(a) of the 1940 Act provides that a person may not act as an adviser (or subadviser) of a registered investment company unless the advisory agreement has been approved by a vote of a majority of the company's voting securities. Therefore, the Corporation's management and BBH & Co. are presenting the Proposed Subadvisory Agreements for approval by the Fund's shareholders.

What are the provisions of the Proposed Subadvisory Agreements?

The Proposed Subadvisory Agreements for the Fund will be dated as of January 12, 2004, a date following their approval by shareholders of the Fund. Each of the Proposed Subadvisory Agreements will be in effect for an initial period of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the 1940 Act.

Each of the Proposed Subadvisory Agreements provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Walter Scott or Delaware, as applicable. The Proposed Subadvisory Agreements also may be terminated without penalty by BBH & Co. immediately upon written notice to Walter Scott or Delaware, if, in the reasonable judgement of the Adviser, Walter Scott or Delaware become unable to discharge their duties and obligations under the respective Proposed Subadvisory Agreement. Lastly, the Proposed Subadvisory Agreements may be terminated by Walter Scott or Delaware on 90 days' written notice to BBH & Co. The Proposed Subadvisory Agreements automatically terminate in the event of their assignment.

               PROPOSAL 2: APPROVAL OF THE PROPOSED SUBADVISORY
                 AGREEMENT WITH WALTER SCOTT BY SHAREHOLDERS
                                 OF THE FUND

What did the Board consider and review in determining to recommend Walter Scott as a subadviser?

The Directors conferred with representatives of Walter Scott and BBH & Co. at the December Board Meeting to consider the proposal by BBH & Co. and its effects on the Fund. Legal counsel assisted the Board, and provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed Walter Scott Subadvisory Agreement.

In evaluating the Proposed Walter Scott Sub-Advisory Agreement, the Board reviewed materials furnished by Walter Scott, BBH & Co. and the Corporation's counsel. The Board reviewed information about Walter Scott, including its personnel, operations, and financial condition. Representatives of Walter Scott were present at the December Board Meeting and described in detail the background of the members of Walter Scott's proposed portfolio management team for the Fund. Representatives of Walter Scott discussed with the Board the investment decision-making process and investment management style of Walter Scott.

The Board specifically considered the following as relevant to its recommendations to approve Walter Scott as a subadviser for the Fund: (1) Walter Scott will manage the growth component of the Fund's investment portfolio; (2) the favorable history, qualifications and background of Walter Scott and its personnel; (3) the comparative performance information of Walter Scott with regard to managing mutual funds and investment portfolios similar to the Fund; (4) BBH & Co.'s due diligence review of Walter Scott and recommendation to engage Walter Scott as a subadviser of the Fund; (5) BBH & Co.'s services to the Fund; (6) the fact that Walter Scott's investment philosophy and methodology are consistent with BBH & Co.'s investment philosophy and methodology; and (7) other factors deemed relevant by the Directors.

After due consideration, the Board, including a majority of the Independent Directors, approved the appointment of Walter Scott as a proposed subadviser for the Fund to manage the growth component of the Fund's portfolio, subject to the approval of the Fund's shareholders at the Special Meeting.

What should I know about Walter Scott?

Walter Scott & Partners Limited, of Edinburgh, Scotland was established in 1983. Walter Scott specializes in global equity investment management and is an independent management firm. It is wholly owned by active employees. The founders and senior investment professionals have in excess of 15 years experience each investing in the equity market around the world. It has assets under management of some $6.8 billion. Dr. Walter Grant Scott and Dr. Kenneth J. Lyall share responsibility as the Senior Investment Directors overseeing its portion of the Fund's assets. Walter Scott has 30 years' experience in equity investment and Kenneth Lyall has 20 years' experience.

Set forth below is a listing of the principal executive officer and each director or general partner of Walter Scott. The address of each individual is Millburn Tower, Gogar, Edinburgh, EH12 9BS, UK.

The positions of the principal executive officer and each director or general partner with Walter Scott constitute their principal occupations.

               Name                       Title/Position
Dr. Walter Grant Scott             Chairman
Alan McFarlane                     Managing Director
Dr. Kenneth Lyall                  Director
Sharon Bentley-Hamlyn              Director
James Smith                        Director
Pamela Maxton                      Director
Marilyn Harrison                   Director
Alistair Lyon-Dean                 Company Secretary &
                                   Compliance Officer
John Clark                         Non-Executive Director &
                                   Senior Adviser

If approved by the shareholders, the growth component of the Fund's portfolio will be managed by Walter Scott's team of portfolio managers who are supported by specialized fundamental, quantitative and technical analysts.


Walter Scott presently sub-advises one other registered investment company that has an investment objective similar to that of the Fund. Walter Scott abides by confidentiality provisions in its agreements with its clients and therefore, it has not provided information about its subadvisory relationships.


Walter Scott is not affiliated with BBH & Co. No Director of the Corporation has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Walter Scott or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Director of the Corporation is an officer, employee, director, general partner or shareholder of Walter Scott.

What is the vote required to approve this Proposal 2?

Approval of this Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting."

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                           SHAREHOLDERS OF THE FUND
                             VOTE FOR PROPOSAL 2

          PROPOSAL 3: APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT
                       WITH DELAWARE BY SHAREHOLDERS OF
                                   THE FUND

What did the Board consider and review in determining to recommend Delaware as a subadviser?

At the November Board Meeting, the Directors met and conferred with representatives of Delaware and BBH & Co. to consider the proposal by BBH & Co. and its effects on the Fund. The Board had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed Delaware Subadvisory Agreement.

In evaluating the Proposed Delaware Sub-Advisory Agreement, the Board reviewed materials furnished by Delaware, BBH & Co. and the Corporation's counsel. The Board reviewed information about Delaware, including its personnel, operations, and financial condition. Representatives of Delaware were present at the November Board Meeting and described in detail the background of the members of Delaware's proposed portfolio management team for the Fund. Representatives of Delaware also discussed with the Board the investment decision-making process and investment management style of Delaware.

The Board specifically considered the following as relevant to its recommendations to approve Delaware as a subadviser for the Fund: (1) Delaware will manage the value component of the Fund's investment portfolio;
(2) the favorable history, qualifications and background of Delaware and its personnel; (3) the comparative performance information of Delaware with regard to managing mutual funds and investment portfolios similar to the Fund; (4) BBH & Co.'s due diligence review of Delaware and recommendation to engage Delaware as a subadviser of the Fund; (5) BBH & Co.'s services to the Fund; (6) the fact that Delaware's investment philosophy and methodology are consistent with BBH & Co.'s investment philosophy and methodology; and (7) other factors deemed relevant by the Directors.

After due consideration, the Board, including a majority of the Independent Directors, approved the appointment of Delaware as a proposed subadviser for the Fund to manage the value component of the Fund's portfolio, subject to the approval of the Fund's shareholders at the Special Meeting.

What should I know about Delaware?

Delaware commenced operations as a registered investment adviser in December 1990. Delaware specializes in global equity investment and currently manages about $17 billion in assets. Delaware is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). The offices of Lincoln National are located at 1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112. Delaware may be deemed to be affiliated persons under the 1940 Act, as the two companies are each under the ultimate control of Lincoln National. Lincoln National is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

Set forth below is a listing of the principal executive officer and each director or general partner of Delaware. The address of each individual is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

The positions of the principal executive officer and each director or general partner with Delaware constitute their principal occupations.

               Name                       Title/Position
David G. Tilles                    CIO & Managing Director
Roger Kitson                       Vice Chairman
Elizabeth Desmond                  Regional Research Director
Nigel May                          Regional Research Director
Hamish Parker                      Director
Clive Gillmore                     Deputy Managing Director
Christopher Moth                   Director & CIO of Fixed
                                   Income
John Kirk                          Director
John Emberson                      Chief Operating Officer
Jude Driscoll                      Director
George E. Deming                   Director
John C. E. Campbell                Director

If approved by the shareholders, the value component of the Fund's portfolio will be managed by Delaware's team of portfolio managers who are supported by specialized fundamental, quantitative and technical analysts.

Delaware currently advises three other registered investment companies that have an investment objective similar to that of the Fund.

                                             Net Assets Managed  Annual Advisory
                Name of Fund                 by Delaware as of         Fee
                                               March 31, 2003
Delaware International Equity Value Fund        $187,396,232          0.85%
Delaware Pooled Trust-The International          $2,182,250           0.75%
Large Cap Portfolio
Delaware Pooled Trust-The International                               0.75%
Equity Portfolio                                $412,966,738

Delaware is respectful of honoring the confidentiality clauses of its clients and therefore, has not provided a list of subadvisory relationships.

Delaware is not affiliated with BBH & Co. No Director of the Corporation has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Delaware or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Director of the Corporation is an officer, employee, director, general partner or shareholder of Delaware.

What is the vote required to approve this Proposal 3?

Approval of this Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting."

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                           SHAREHOLDERS OF THE FUND
                             VOTE FOR PROPOSAL 3

    PROPOSAL 4: APPROVAL AUTHORIZING THE CORPORATION AND THE CORPORATION'S INVESTMENT ADVISER TO RETAIN AND REPLACE SUBADVISERS, OR MODIFY SUBADVISORY
              AGREEMENTS, WITHOUT OBTAINING SHAREHOLDER APPROVAL

At the November Board Meeting, the Directors approved the submission for shareholder consideration of a proposal to adopt a policy to permit the Corporation and BBH & Co., in its capacity as the Fund's investment adviser, to enter into, and materially amend, subadvisory agreements with each of the subadvisers which are retained by BBH & Co. and the Corporation to manage the Fund, without obtaining shareholder approval. Submission of this proposal for shareholder approval is required under the terms of the Proposed Rule.

The Board recommends that shareholders of the Fund approve Proposal 4. Approval by the Board, including a majority of the Independent Directors, will continue to be required prior to entering into a new subadvisory agreement with respect to the Fund and prior to amending an existing subadvisory agreement with respect to the Fund. However, if shareholders approve this proposal, a shareholder vote will not be required to approve subadvisory agreements and material changes to them. In addition, the proposal will only apply to entering into any subadvisory agreement with a subadviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of BBH & Co. or the Fund, other than by reason of serving as a subadviser to the Fund.

Why is this policy being recommended and how will it benefit the Fund?

The Board believes that it is appropriate and in the best interests of the Fund's shareholders to provide BBH & Co. and the Board with maximum flexibility to recommend, supervise and evaluate subadvisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a subadviser or to materially amend a subadvisory agreement, the Corporation must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a subadviser is acquired, the Corporation presently must seek approval of a new subadvisory agreement from shareholders of the Fund, even where there will be no change in the persons managing the Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the Fund, with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, BBH & Co. and the Board would be able to act more quickly and with less expense, to appoint a subadviser when the Board and BBH & Co. believe that the appointment would benefit the Fund.

In its capacity as investment adviser to the Fund, BBH & Co. will be responsible for overseeing and monitoring the performance of the Fund's subadvisers. BBH & Co. is responsible for determining whether to recommend to the Board that a particular subadvisory agreement be entered into or terminated. Typically, BBH & Co. will recommend a subadviser only in those cases where BBH & Co. does not have experience and/or sufficient resources in managing the Fund consistent with an investment management style it deems appropriate for the Fund to pursue. The determination of whether to recommend the termination of a subadvisory agreement depends on a number of factors, including, but not limited to, the subadviser's performance record while managing the Fund.

By investing in the Fund, shareholders in effect hire BBH & Co. to manage the Fund's assets directly or to hire an external subadviser possessing the required experience under BBH & Co.'s supervision. Accordingly, the Board believes that shareholders expect that BBH & Co. and the Board take responsibility for overseeing the Fund's subadvisers and for recommending their hiring, termination and replacement.

In addition, if a subadviser becomes unable to serve as subadviser for the Fund, or BBH & Co. determines that a subadviser's services are no longer beneficial to the Fund, BBH & Co. will manage the portion of the Fund's assets that would have been allocated to the subadviser utilizing a core style of investing. In this regard, BBH & Co. reserves the right to invest up to 100% of the assets it manages in futures contracts and stock index swaps. A core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international index.

What role will the Board play?

The Board will continue to provide oversight of the subadvisory selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended subadvisory agreements. In addition, under the 1940 Act and the terms of the subadvisory agreements, the Board, including a majority of the Independent Directors, is required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a subadvisory agreement, BBH & Co. and a subadviser have a legal duty to provide information to the Board on pertinent factors.

Will BBH & Co.'s advisory fees increase if this policy is approved?

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO BBH & CO. When engaging subadvisers and entering into and amending subadvisory agreements, BBH & Co. has negotiated and will continue to negotiate fees with these subadvisers. Because these fees are paid by BBH & Co., and not directly by the Fund, any fee reduction negotiated by BBH & Co. may benefit BBH & Co., and any increase will be a detriment to BBH & Co. The fees paid to BBH & Co. by the Fund and the fees paid to subadvisers by BBH & Co. are considered by the Board in annually approving and renewing the advisory and subadvisory agreements. Although there are no fee increases presently contemplated, any increase in fees paid by the Fund to BBH & Co. would continue to require shareholder approval. In any event, if shareholders approve this proposal, BBH & Co., pursuant to the Fund's Advisory Agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it is currently providing.

What does the Proposed Rule require the Corporation and BBH & Co. to do?

On October 23, 2003, the SEC issued for comment the Proposed Rule, which would facilitate the manager of managers approach discussed in this Proposal
4. If the Proposed Rule is adopted, BBH & Co. and the Corporation would be authorized to evaluate, select and retain new subadvisers for the Fund, or materially amend an existing subadvisory agreement, without obtaining further approval of the Fund's shareholders;

Under the terms of the Proposed Rule, the Corporation and BBH & Co. would be subject to a number of conditions. Briefly summarized, these conditions include:

      1. The subadvisory contract can not directly or indirectly increase advisory fees charged to the Fund or its shareholders;
      2.    Either
            (i) The subadviser may not be an affiliated person of BBH & Co. or of the Fund (other than by reason of serving as an investment adviser to the Fund). Also, no director or officer of the Fund, nor BBH & Co. or director or officer of BBH & Co., may directly or indirectly own any material interest in the subadviser (other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person); or
            (ii) The subadviser must be a "wholly-owned subsidiary" of BBH & Co., and the wholly-owned subsidiary must be hired as a subadviser to replace another wholly-owned subsidiary that has been terminated as a subadviser to the Fund;

      3. Before the Fund may rely on the Proposed Rule, the operation of the Fund in the manner described in this Proposal must be approved by Fund shareholders;

      4. The advisory agreement between the Corporation and BBH & Co. must provide that BBH & Co. will supervise and oversee the activities of the subadviser;

      5. The Fund must disclose in its prospectus the use of (or the reservation of its right to use) subadvisers;

      6. If the Fund identifies the subadviser in its name, it must also clearly identify BBH & Co.;

      7. A majority of the Board must be Independent Directors, who will also be responsible for the nomination of new or additional Independent Directors and who are, if represented by legal counsel, represented by "independent legal counsel"; and

      8. Within 90 days of the hiring of any new subadviser, BBH & Co. will furnish Fund shareholders with information about the subadviser that would be included in a proxy statement.

With respect to disclosure of subadvisory fees, the individual fee paid to an unaffiliated subadviser of BBH & Co. would not have to be disclosed, but the individual fee paid to each wholly-owned subadviser would have to be disclosed. Under the Proposed Rule, a Fund would disclose in its Statement of Additional Information, in lieu of the individual fee paid to each subadviser, (i) the individual fees paid to BBH & Co. and to each subadviser that is an affiliated person of BBH & Co. (including a wholly-owned subadviser whose contract has not been approved by shareholders on reliance on the Proposed Rule), (ii) the net advisory fee retained by BBH & Co. after payment of fees to all subadvisers, and (iii) the aggregate fees paid to all of the Fund's subadvisers that are not affiliated persons of BBH & Co.
There is no assurance that the SEC will adopt the Proposed Rule.
Furthermore, the SEC may adopt conditions that are different from, or in addition to, the conditions summarized above.

As of the date of this Proxy Statement, and except as described in Proposals 2 and 3 of this Proxy Statement (which are not affected by this Proposal 4), BBH & Co. is not aware of any reason why any current subadviser of the Fund will not continue to serve in its capacity under terms substantially identical to its existing subadvisory agreement. If the Fund's shareholders do not approve the Proposal or the Proposed Rule is not adopted and the Fund does not obtain exemptive relief from the SEC that would otherwise be required, the Fund will continue to be required to call a special meeting to obtain shareholder approval of new subadvisers or changes in the Fund's subadvisory agreements.

What is the vote required to approve this Proposal 4?

The affirmative vote of a "majority of outstanding voting securities" of the Fund is required to approve this Proposal, as more fully described in "Further Information About Voting and the Special Meeting" in this Proxy Statement.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 4

 PROPOSAL 5: AMEND AND MAKE NON-FUNDAMENTAL THE FUND'S POLICY CONCERNING THE
              INVESTMENT OF ITS ASSETS IN THE SECURITIES OF OTHER INVESTMENT
                                        COMPANIES

What investment policy is proposed to be revised?

At the November Board Meeting, the Board approved, and recommended that shareholders of the Fund approve, a proposal to amend and make non-fundamental the Fund's investment policy that currently permits the Fund to invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

What is a fundamental policy?

The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Fund to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Fund's investment adviser.

Why is it desirable to amend this investment policy?

The Fund's Statement of Additional Information discloses a fundamental investment policy that permits the Fund to invest in other investment companies, but it was drafted in the context of a master-feeder structure whereby the Fund (the "feeder") could invest all of its assets in another investment company (the "master"). Consequently, the wording of the policy limits the Fund's use of this option by permitting the Fund to invest "all of its assets in an investment company with substantially the same investment objective, policies and restrictions as the Fund"(emphasis added). In order to the give the Fund more flexibility, you are asked to approve a change to this policy.

What will the revised investment policy state?

If approved by shareholders of the Fund, the Fund would become subject to the following revised fundamental investment policy:

      The Fund may invest up to 100% of its assets in other investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

Why is it desirable to make this policy non-fundamental?

By making this policy non-fundamental, the Directors believe that the Fund would be able to minimize the costs and delays associated with holding future shareholder meetings to revise the policy if it becomes outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

What is the vote required to approve this Proposal 5?

Approval of this Proposal 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting." In the event that shareholders of the Fund do not approve the revised policy, the Board will consider what, if any, further action to take.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                           SHAREHOLDERS OF THE FUND
                             VOTE FOR PROPOSAL 5

                                OTHER MATTERS

Additional Considerations Reviewed by the Board

In light of the current examination by the SEC and other governmental authorities of the mutual fund industry relating to late trading, frequent trading, market timing, valuations and manager employee transactions in mutual fund shares, the Directors inquired of each of BBH & Co., Walter Scott and Delaware as to whether it had received requests for information arising from the examinations and the status of its response, and whether, as a result of its internal investigation necessary to respond, it had identified matters or areas of concern that might adversely affect the ability of the adviser or either subadviser to perform the responsibilities proposed to be undertaken by it under the applicable agreement. The Board was assured that, although their investigations were continuing and additional information and/or actions of the SEC or governmental authorities may yield a contrary result, no information which had come to light as of the date of the Board meeting caused any of BBH & Co., Walter Scott or Delaware concern as to their ability to perform their respective responsibilities. The Board, BBH & Co., Walter Scott and Delaware recognize that developments affecting the investment company industry have rapidly unfolded in unpredictable ways and that circumstances may arise that could adversely affect the ability of one or more of the adviser or subadvisers to perform its responsibilities. If any of such circumstances arise, the Board will act in the best interests of the Fund.

The Directors know of no other business to be presented at the Special Meeting other than Proposals 1 through 5, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                      INFORMATION ABOUT THE CORPORATION


Who are the service providers for the Fund?

The Adviser. The investment adviser of the Fund is BBH & Co., located at 140 Broadway, New York, NY 10005. Pursuant to the Advisory Agreement, BBH & Co. provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of BBH & Co. to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Co-Administrators. The administrator of the Fund is Brown Brothers Harriman Trust Company, LLC. Pursuant to a separate Sub-administrative Services Agreement between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and BBH & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of BBH & Co. and its offices are located at 140 Broadway, New York, NY 10005. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated is an indirect, wholly owned subsidiary of Federated Investors, Inc. For its services during the most recent fiscal year, Brown Brothers Harriman Trust Company LLC received $215,071 from the Fund.

The Distributor. Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Corporation's distributor. Edgewood is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000.

The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is BBH & Co. and its offices are located at 140 Broadway, New York, NY 10005. For its services during the most recent fiscal year, BBH & Co. received $240,435 from the Fund.

The Custodian, Transfer and Dividend Disbursing Agent. The custodian for the Fund is BBH & Co. and its offices are located at 40 Water Street, Boston, MA 02109. For its services during the most recent fiscal year, BBH & Co. received $212,924 from the Fund. The transfer and dividend disbursing for the Fund is agent is Forum Shareholder Services, LLC and its offices are located at Two Portland Square, Portland, ME 04101.

Other Matters. The Fund's last audited financial statements and annual report, for the fiscal year ended October 31, 2002, and the Fund's semi-annual report, for the six month period ended April 30, 2003, have been previously mailed to shareholders and are available free of charge. If you have not received the annual report or semi-annual report or would like to receive additional copies, free of charge, please write the Corporation at the address on the cover page of this Proxy Statement or call the Corporation at 1-800-625-5759, and the annual report and semi-annual report will be sent by first-class mail within three business days.

Principal Shareholders. As of December 12, 2003, the Fund had the following number of outstanding shares of beneficial interest:

       Shares



Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Corporation's management, as of December 12, 2003, the following entities held beneficially or of record more than 5% of the Fund's outstanding shares:

---------------------------------------------------------------------------
--------------------------         Shareholder Address         Percentage
     Shareholder Name                                             Owned
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                                               %
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                                               %
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                                               %
---------------------------------------------------------------------------


FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on December 12, 2003 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.

How may I vote my shares?

You may vote your shares in person, by attending the Special Meeting or by mail. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 5, your proxy card will be voted as you indicated.
If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 5, your shares will be voted IN FAVOR of Approval of a new Advisory Agreement (Proposal 1); Approval of new Sub-Advisory Agreement with Walter Scott (Proposal 2); Approval of new Sub-Advisory Agreement with Delaware (Proposal 3); Approval of an arrangement to terminate, replace or add subadvisers (Proposal 4); and Amending and making non-fundamental the Fund's policy concerning investment of its assets in the securities of other investment companies (Proposal 5).

Revocation of Proxies. You may revoke your proxy at any time by sending to the Corporation a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by BBH & Co. BBH & Co. will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. BBH & Co. intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Corporation, Forum Shareholder Services (the Corporation's transfer agent), or BBH & Co. or Federated (the Corporation's co-administrators) or, if necessary, a commercial firm retained for this purpose. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Corporation does not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Voting by Broker-Dealers. The Corporation expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Voting by Eligible Institutions. The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the Special Meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any Shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

Quorum and Required Vote. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of the Corporation entitled to vote shall constitute a quorum for purposes of considering Proposals 1 through 5. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but will not be treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes against the proposal.

The approval by shareholders of the Fund of Proposals 1 through 5 will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Corporation's offices at, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, Attention: Secretary, so they are received within a reasonable time before any such meeting. The Directors know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Corporation.

                                       By the Order of the Board of Directors
                                       of BBH Fund, Inc.





                                       Gail C. Jones

                                       Secretary

December 22, 2003

                        BBH INTERNATIONAL EQUITY FUND



          Proxy for Special Meeting of Shareholders--January 9, 2004



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the BBH International Equity Fund (the "Fund"), a portfolio of BBH Fund, Inc. (the "Corporation"), hereby appoint Gail C. Jones, Erin J. Dugan, M. Cole Dolinger and Angela Smith, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on January 9, 2004, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.



The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.



As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote on Proposals 1 through 5.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BBH FUND,
INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



Proposal 1. To approve or disapprove a new Advisory Agreement between Brown
            Brothers Harriman & Co. ("BBH & Co.") and the Fund that is substantially the same as the Advisory Agreement previously approved by the Fund's shareholders except that it permits delegation of investment management responsibilities to one or more subadvisers.

                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]


      Proposal 2. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Walter Scott & Partners Limited ("Walter Scott") whereby Walter Scott would have co-management responsibility for providing investment advisory services to the Fund.

                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]

      Proposal 3. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Delaware International Advisers Ltd. ("Delaware"), whereby Delaware would have co-management responsibility for providing investment advisory services to the Fund.

                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]

      Proposal 4. To approve or disapprove an arrangement that would permit
                  BBH & Co. to terminate, replace or add subadvisers without shareholder approval.



                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]

      Proposal 5. To amend and make non-fundamental the Fund's current fundamental investment policy with respect to the Fund's investment in other open-end companies and to permit the Fund to invest up to 100% of its assets in other open-end investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

                        FOR                     [   ]

                        AGAINST                 [   ]

                        ABSTAIN                 [   ]




                                       YOUR VOTE IS IMPORTANT

                                       Please complete, sign and return

                                       this card as soon as possible.







                                       Dated





                                       Signature





Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                                                                  EXHIBIT A

                              ADVISORY AGREEMENT

                                BBH FUND, INC.

                                  BBH TRUST

                          BBH MONEY MARKET PORTFOLIO

                             AMENDED AND RESTATED

                        INVESTMENT ADVISORY AGREEMENT

      AGREEMENT, is amended and restated this __________ 2003, severally and not jointly, among BBH FUND, INC., a Maryland corporation , BBH TRUST, a Massachusetts business trust, and BBH Money Market Portfolio, a New York trust (each and "Investment Company"), on behalf of those funds listed on Exhibit A hereto (the "Funds") each a series of the Investment Company, and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser"). This Agreement was initially effective with respect to each Fund on the date set forth on Exhibit A.

            WHEREAS,   the  Investment  Company  is  an  open-end   management
investment company registered under the Investment Company Act of 1940, as amended (the " 1940 Act"); and

            WHEREAS, the Investment Company wishes to retain the Adviser to render investment advisory services to the Funds, and the Adviser is willing to render such services;

            NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

      1. The Investment Company hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. Subject to the general supervision of the Trustees/Directors of the Investment Company (the "Board"), the Adviser shall manage the investment operations of the Funds and the composition of the Funds' portfolios of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Funds' investment objective and policies as stated in the Prospectuses (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

            (a) the Adviser shall furnish a continuous investment program for each Fund's portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Funds, and what portion of the assets will be invested or held uninvested as cash; provided however, the Adviser may employ or contract with such person, persons, corporation or corporations at its own cost and expense and subject to its supervision and oversight as it shall determine in order to assist it in carrying on this Agreement.

            (b) the Adviser shall use the same skill and care in the management of each Fund's portfolio as it uses in the administration of other accounts for which it has investment responsibility as agent;


            (c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Investment Company's Declaration of Trust/Articles of Incorporation and By-Laws and the Prospectuses of the Funds and with the instructions and directions of the Directors of the Investment Company and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations including, without limitation, the regulations and rulings of the New York State Banking Department;

            (d) the Adviser shall determine the securities to be purchased, sold or lent by the Funds and as agent for the Funds will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also make recommendations regarding whether or not the Funds shall enter into repurchase or reverse repurchase agreements and interest rate futures contracts.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other customers, the Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other customers;

            (e) the Adviser shall maintain books and records with respect to the Funds' securities transactions and shall render to the Investment Company's Trustees such periodic and special reports as the Trustees may reasonably request; and

            (f) the investment management services of the Adviser to the Funds under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      3. The Investment Company has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

            (a) Declaration of Trust/Articles of Incorporation of the Investment Company and amendments thereto (such Declaration of Trust/Articles of Incorporation and amendments, as presently in effect and further amended from time to time, are herein called the "Organizational Document");

            (b) By-Laws of the Investment Company (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

            (c)   Certified   resolutions  of  the  Board  of  the  Investment
Company authorizing the appointment of the Adviser and approving the form of this Agreement;



            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Investment Company and the Funds' shares, and all amendments thereto;

            (e) Notification of Registration of the Investment Company under the 1940 Act on Form N-8A as filed with the Commission; and

            (f) Prospectuses of the Funds (such prospectuses, as presently in effect and as amended or supplemented with respect to the Funds from time to time, is herein called the "Prospectuses").

      4. The Adviser shall keep the Funds' books and records required to be maintained by it pursuant to paragraph 2(e). The Adviser agrees that all records which it maintains for each Fund is the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by Rule 31a-1 of the Commission under the 1940 Act.

      5. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any).

      6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will receive from each Fund as full compensation therefor a fee as set forth on Exhibit A attached hereto. This fee will be computed based on the net assets as of 4:00 P.M. New York time on each business  and  will be paid  to the  Adviser  monthly  during  the  succeeding calendar month. In the event the expenses of any Fund for any fiscal year (including the fees payable to the Adviser and the Investment Company's administrator (the "Administrator"), but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdiction in which Shares of such Fund are then qualified for offer and sale, the compensation due to the Adviser hereunder will be reduced by 50% (or 100% if the Investment Company does not have an Administrator) of the amount of such excess, or if such excess expenses exceed the amount of the fees payable to the Adviser and the Administrator, the Adviser shall reimburse such Fund for 50% (or 100% if the Investment Company does not have an Administrator) of the amount by which such expenses exceed such fees. Any reduction in the fee payable and any payment by the Adviser to the Funds shall be made monthly and subject to readjustment during the year.

      7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.


      8. This Agreement shall continue in effect for two years from the date of its execution with respect to any Fund, and thereafter only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Fund by the Investment Company at any time, without the payment of any penalty, by vote of a majority of all the Board of the Investment Company or by "vote of a majority of the outstanding voting securities" of the Fund on 60 days written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days written notice to the Investment Company. This Agreement will automatically and immediately terminate in the event of its "assignment".

      9. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Investment Company from time to time, have no authority to act for or represent the Funds or the Investment Company in any way or otherwise be deemed an agent of the Funds or the Investment Company.

      10. This Agreement may be amended by mutual consent, provided that any material amendment hereto shall be approved (a) by vote of a majority of those members of the Board of the Investment Company who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Funds.

      11. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

      12. Notices of any kind to be given to the Adviser by the Investment Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at 40 Broadway, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Investment Company. Notices of any kind to be given to the Investment Company by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Investment Company BBH Trust or BBH Fund, Inc. at 40 Water Street, Boston, Massachusetts 02109, and to BBH Money Market Portfolio at Butterfield House, Fort Street, P.O. Box 705, George Town, Grand Cayman, BWUI, Attention: Secretary, or at such other address or to such other individual as shall be specified by the Investment Company to the Adviser.

      13. The Board has authorized the execution of this Agreement in their capacity as Trustees/Directors and not individually, and the Adviser agrees that neither the Investment Company's shareholders nor the Trustees/Directors nor any officer, employee, representative or agent of the Investment Company shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Investment Company, that the shareholders, Directors, Trustees, officers, employees, representatives and agents of the Investment Company shall not be personally liable hereunder, and that the Adviser shall look solely to the property of the Investment Company for the satisfaction of any claim hereunder.

      14. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.



      16. The parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.



      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.



BBH FUND, INC.                      BROWN BROTHERS HARRIMAN & CO.

BBH TRUST

BBH MONEY MARKET PORTFOLIO





By:                                 By:

Name:  Judith J. Mackin             Name:  Charles O. Izard

Title:  Vice President              Title:  Managing Director




                                  EXHIBIT A

                                    to the

                         Investment Advisory Contract





Each of the Funds shall pay to Adviser, for all services rendered to such Funds by Adviser hereunder, the fees set forth below.



---------------------------------------------------------------------------
BBH TRUST                                    Annual        Effective Date
                                             Advisory Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Tax-Exempt Money Fund                    0.15%         February 9,
                                                           1999
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Tax-Free Short-Intermediate Fixed        0.25%         June 9, 1992
Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH U.S. Treasury Money Fund                 0.15%         February 12,
                                                           1991
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Money Market Portfolio                   0.10%         December 15,
                                                           1993
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Broad Market Fixed Income Fund           0.20%         August 6, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH European Equity Fund                     0.65%         August 6, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Inflation-Indexed Securities Fund        0.25%         August 6, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH International Equity Fund                0.65%         August 6, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Pacific Basin Equity Fund                0.65%         August 6, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
BBH Tax-Efficient Equity Fund                0.65%         August 6, 2002
---------------------------------------------------------------------------



                                                                  EXHIBIT B

                            SUB-ADVISORY AGREEMENT


      AGREEMENT, is made as of January 12, 2004, between BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser") and Walter Scott & Partners Limited ("Sub-Adviser"). This Agreement was initially effective with respect to each Fund on the date set forth on Exhibit A (the "Fund" or Funds").

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement, amended and restated as of August 4, 2003 ("Advisory Agreement"), with BBH Fund, Inc. (the "Investment Company") an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") and of which each Fund is a series thereof;

      WHEREAS, the Investment Company offers for public sale distinct series of shares of beneficial interest of the Funds; and

      WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory services to the Funds; and

      WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser; and

      WHEREAS, the Sub-Adviser is willing to furnish such services.

            NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

      1. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. Subject to the general supervision of (1) the Trustees/Directors of the Investment Company (the "Board"), and (2) the Adviser, the Sub-Adviser shall manage the investment operations and the composition of the portfolios of securities and investments with respect to that portion of the Funds' assets allocated to the Sub-Adviser from time to time by the Adviser in its sole discretion, including cash, ("Assets"), the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Funds' investment objective and policies as stated in the Prospectuses (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

            (a) the Sub-Adviser shall furnish a continuous investment program for the Assets of each Fund's portfolio and determine from time to time which investments or securities will be purchased, retained, sold or lent by the Funds, and which portion of the assets will be invested or held uninvested as cash and shall communicate in a timely manner all such transactions to the Funds' portfolio accountant, the Advisor and custodian or such depositories or agent designated by the Fund or the Advisor. The Sub-Advisor shall not deviate from such investment program and any guidelines provided by the Advisor without the prior written consent of the Advisor and the Board of the Investment Company;

            (b) the Sub-Adviser shall use the same skill and care in the management of each Fund's portfolio as it uses in the investment management of accounts for which it has investment responsibility as agent;

            (c) the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Investment Company's Declaration of Trust/Articles of Incorporation and By-Laws and the Prospectuses of the Funds and with the written instructions and directions of the Board and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

            (d)   the Sub-Adviser  shall determine the Assets to be purchased, sold or lent by the Funds and as agent for the Funds will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Sub-Adviser intends to seek best price and execution for purchases and sales; the Sub-Adviser shall also make recommendations regarding whether or not the Funds shall enter into repurchase or reverse repurchase agreements and interest rate futures contracts;

            (e) unless the Advisor advised the Sub-Advisor in writing that the right to vote proxies has been expressly reserved to the Advisor or the Fund or otherwise delegated to another party, the Sub-Advisor shall exercise voting rights incident to any securities held without consultation with the Advisor or the Fund. The Sub-Advisor shall also respond to all corporate action matters incident to the securities held for any Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other customers, the Sub-Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other customers;

            (f) the Sub-Adviser shall maintain books and records with respect to the Funds' securities transactions and shall render to the Board and the Advisor such periodic and special reports as the Board may reasonably request;

            (g) the Sub-Adviser shall assist the Adviser and the Funds' Administrator with the fair valuation of portfolio securities as necessary and shall be responsible for identifying the need to fairly value securities that are traded in markets that close prior to the time the Fund calculates its net asset value; and

            (h) the investment management services of the Sub-Adviser to the Funds under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

      3. The Adviser has delivered copies of each of the following documents to the Sub-Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

            (a) Declaration of Trust/Articles of Incorporation of the Investment Company and amendments thereto (such Declaration of Trust/Articles of Incorporation and amendments, as presently in effect and further amended from time to time, are herein called the "Organizational Document");

            (b) By-Laws of the Investment Company (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

            (c)   Certified   resolutions   of  the  Board   authorizing   the
appointment of the Sub-Adviser and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Investment Company and the Funds' shares, and all amendments thereto;

            (e) Notification of Registration of the Investment Company under the 1940 Act on Form N-8A as filed with the Commission; and

            (f) Prospectuses of the Funds (such prospectuses, as presently in effect and as amended or supplemented with respect to the Funds from time to time, is herein called the "Prospectuses").

      4. The Sub-Adviser shall keep the Funds' books and records required to be maintained by it pursuant to paragraph 2(e) hereof. The Sub-Adviser agrees that all records which it maintains for each Fund is the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by Rule 31a-1 of the Commission under the 1940 Act. The Sub-Advisor will provide the auditors and inspectors of any Fund and the Advisor with reasonable access to any such books and records of the Funds during the Sub-Advisor's normal business hours.

      5. During the term of this Agreement the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any).

6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser, not the Funds, will pay the Sub-Adviser as full compensation therefor a fee as set forth on Exhibit A attached hereto. This fee will be computed based on the net asset value of the Assets allocated to the Sub-Adviser as of 4:00 P.M. New York time on each business day within each month and will be paid to the Sub-Adviser monthly during the succeeding calendar month.

      7. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss, damage, cost or expense resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss, damage, cost or expense resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Accordingly, the Sub-Advisor hereby indemnifies and holds the Fund and the Advisor harmless from any and all such losses, damages, costs or expenses incurred by the Fund and/or the Advisor arising out of or in connection with the performance of the Sub-Advisor hereunder. The provisions of the foregoing sentence shall survive the termination of this Agreement.

      8. The Sub-Advisor acknowledges that all information and documents disclosed by the Advisor to the Sub-Advisor, or which come to the Sub-Advisor's attention during the course of its performance under this Agreement, constitute valuable assets of and are proprietary to the Advisor, and the Sub-Advisor also acknowledges that the Advisor has a responsibility to its customers and employees to keep the Advisor's records and information confidential and proprietary. Therefore, the Sub-Advisor agrees not to disclose, either directly or indirectly, to any person, firm or corporation information of any kind, nature or description concerning matters affecting or relating to the business of the Advisor unless the information is already in the public domain. This provision shall survive termination of this Agreement.

      9. The Sub-Adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Sub-Advisor's business activities.

10. This Agreement shall continue in effect for two years from the date of its execution with respect to any Fund, and thereafter only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Fund (i) at any time, without the payment of any penalty, by vote of a majority of all the Board of the Investment Company or by "vote of a majority of the outstanding voting securities" of the Fund on 60 days written notice to the Sub-Adviser, or (ii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser or (iii) immediately, if, in the reasonable judgment of the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Funds. This Agreement will automatically and immediately terminate in the event of its "assignment" or delegation by the Sub-Adviser of any of its responsibilities hereunder.

      11. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Investment Company from time to time, have no authority to act for or represent the Funds, the Investment Company or the Advisor in any way or otherwise be deemed an agent of the Funds, the Investment Company or the Advisor.

      12. This Agreement may be amended by mutual consent, provided that any material amendment hereto shall be approved (a) by vote of a majority of those members of the Board of the Investment Company who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Funds.

      13. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

      14. Notices of any kind to be given to the Adviser by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 140 Broadway, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at One Charlotte Square, Edinburgh EH2 4DZ, Scotland Attention: Alistair Lyon-Dean, Company Secretary, or at such other address or to such other individual as shall be specified by the Sub-Adviser to the Adviser.

      15.   The Adviser represents, warrants and agrees as follows:

            (a) The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and
(b) The Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser.

      16.   The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is not presently under investigation by any regulatory agency and does not know of any pending or anticipated investigation or litigation by any such regulatory agency.

            (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

            (c) The Sub-Adviser has provided the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV most recently filed with the Commission and will furnish a copy of all amendments to the Adviser at least annually.

            (d) The Sub-Adviser will notify the Adviser of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

(e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Investment Company, the Funds, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.

            (f) The Adviser acknowledges that the Sub-Adviser is regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority (FSA) and that under the regulations of the FSA the Sub-Adviser shall classify the Adviser as an "Intermediate Customer".

      17. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

      18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and together with the other agreements and documents referenced herein, shall constitute the entire agreement of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.



WALTER SCOTT & PARTNERS LIMITED           BROWN BROTHERS HARRIMAN & CO.



By:                                       By:

Name:                                     Name: Charles O. Izard

Title:                                    Title:  Managing Director




                                  EXHIBIT A

                                    to the

                            Sub-Advisory Contract





The Adviser shall pay to Sub-Adviser, for all services rendered by Sub-Adviser hereunder, the fees set forth below.



BBH Fund, Inc.
BBH International Equity Fund








December 12, 2003  3:31 PM


                                                                  EXHIBIT C

                            SUB-ADVISORY AGREEMENT


      AGREEMENT, is made as of January 12, 2004, between BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser") and Delaware International Advisers Ltd. ("Sub-Adviser"). This Agreement was initially effective with respect to each Fund on the date set forth on Exhibit A (the "Fund" or Funds").

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement, amended and restated as of August 4, 2003 ("Advisory Agreement"), with BBH Fund, Inc. (the "Investment Company") an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") and of which each Fund is a series thereof;

      WHEREAS, the Investment Company offers for public sale distinct series of shares of beneficial interest of the Funds; and

      WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory services to the Funds; and

      WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser; and

      WHEREAS, the Sub-Adviser is willing to furnish such services.

            NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

      1. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. Subject to the general supervision of (1) the Trustees/Directors of the Investment Company (the "Board"), and (2) the Adviser, the Sub-Adviser shall manage the investment operations and the composition of the portfolios of securities and investments with respect to that portion of the Funds' assets allocated to the Sub-Adviser from time to time by the Adviser in its sole discretion, including cash ("Assets"), the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Funds' investment objective and policies as stated in the Prospectuses (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

            (a) the Sub-Adviser shall furnish a continuous investment program for the Assets of each Fund's portfolio and determine from time to time which investments or securities will be purchased, retained, sold or lent by the Funds, and which portion of the assets will be invested or held uninvested as cash and shall communicate in a timely manner all such transactions to the Funds' portfolio accountant, the Advisor and custodian or such depositories or agent designated by the Fund or the Advisor. The Sub-Advisor shall not deviate from such investment program and any guidelines provided by the Advisor without the prior written consent of the Advisor and the Board of the Investment Company;

            (b) the Sub-Adviser shall use the same skill and care in the management of each Fund's portfolio as it uses in the investment management of other accounts for which it has investment responsibility as agent;

            (c) the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Investment Company's Declaration of Trust/Articles of Incorporation and By-Laws and the Prospectuses of the Funds and with the instructions and directions of the Board and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations, provided such documents and amendments thereto have been delivered to the Sub-Adviser in accordance with Section 3 below;

            (d)   the Sub-Adviser  shall determine the Assets to be purchased, sold or lent by the Funds and as agent for the Funds will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Sub-Adviser intends to seek best price and execution for purchases and sales; the Sub-Adviser shall also make recommendations regarding whether or not the Funds shall enter into repurchase or reverse repurchase agreements and interest rate futures contracts.

            (e) unless the Advisor advised the Sub-Advisor in writing that the right to vote proxies has been expressly reserved to the Advisor or the Fund or otherwise delegated to another party, the Sub-Advisor shall be authorized to exercise voting rights incident to any securities held without consultation with the Advisor or the Fund. The Sub-Advisor shall also be authorized to respond to all corporate action matters incident to the securities held for any Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other customers, the Sub-Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other customers;

            (f) the Sub-Adviser shall maintain books and records with respect to the Funds' securities transactions and shall render to the Board and the Advisor such periodic and special reports as the Board may reasonably request;

            (g) the Sub-Adviser shall assist the Adviser and the Funds' Administrator with the fair valuation of portfolio securities as necessary and shall be responsible for identifying the need to fairly value securities that are traded in markets that close prior to the time the Fund calculates its net asset value; and

            (h) the investment management services of the Sub-Adviser to the Funds under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

      3. The Adviser has delivered copies of each of the following documents to the Sub-Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

            (a) Declaration of Trust/Articles of Incorporation of the Investment Company and amendments thereto (such Declaration of Trust/Articles of Incorporation and amendments, as presently in effect and further amended from time to time, are herein called the "Organizational Document");

            (b) By-Laws of the Investment Company (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

            (c)   Certified   resolutions   of  the  Board   authorizing   the
appointment of the Sub-Adviser and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Investment Company and the Funds' shares, and all amendments thereto;

            (e) Notification of Registration of the Investment Company under the 1940 Act on Form N-8A as filed with the Commission; and

            (f) Prospectuses of the Funds (such prospectuses, as presently in effect and as amended or supplemented with respect to the Funds from time to time, is herein called the "Prospectuses").

      4. The Sub-Adviser shall keep the Funds' books and records required to be maintained by it pursuant to paragraph 2(e) hereof. The Sub-Adviser agrees that all records which it maintains for each Fund is the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request, provided that the Sub-Adviser is permitted to retain copies of any records required for regulatory purposes. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by Rule 31a-1 of the Commission under the 1940 Act. The Sub-Advisor will provide the auditors and inspectors of any Fund and the Advisor with reasonable access to any such books and records of the Funds during the Sub-Advisor's normal business hours.

      5. During the term of this Agreement the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds. The Sub-Adviser will not pay taxes, custody fees and/or brokerage commissions, if any.

      6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser, not the Funds, will pay the Sub-Adviser as full compensation therefor a fee as set forth on Exhibit A attached hereto. This fee will be computed based on the net asset value of the Assets allocated to the Sub-Adviser as of 4:00 P.M. New York time on each business day within each month and will be paid to the Sub-Adviser monthly during the succeeding calendar month.

      7. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss, damage, cost or expense directly arising from a breach of fiduciary duty owed to Fund shareholders as a result of this Agreement or a loss, damage, cost or expense resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The provisions of the foregoing sentence shall survive the termination of this Agreement.

      8. The Sub-Advisor acknowledges that all information and documents disclosed by the Advisor to the Sub-Advisor, or which come to the Sub-Advisor's attention during the course of its performance under this Agreement, constitute valuable assets of and are proprietary to the Advisor, and the Sub-Advisor also acknowledges that the Advisor has a responsibility to its customers and employees to keep the Advisor's records and information confidential and proprietary. Therefore, the Sub-Advisor agrees not to disclose, either directly or indirectly, to any person, firm or corporation information of any kind, nature or description concerning matters affecting or relating to the business of the Advisor unless the information is already in the public domain. Notwithstanding the foregoing, provided, however, the Sub-Adviser may use the Fund's performance in calculating composites, may give the Fund's and the Investment Company's names to brokers and other third parties providing services to the Fund, and may identify the Fund and/or Investment Company on the Sub-Adviser's client list. This provision shall survive termination of this Agreement.

      9. The Sub-Adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Sub-Advisor's business activities.

      10. This Agreement shall continue in effect for two years from the date of its execution with respect to any Fund, and thereafter only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Fund (i) at any time, without the payment of any penalty, by vote of a majority of all the Board of the Investment Company or by "vote of a majority of the outstanding voting securities" of the Fund on 60 days written notice to the Sub-Adviser, or (ii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser or (iii) immediately, if, in the reasonable judgment of the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Funds. This Agreement will automatically and immediately terminate in the event of its "assignment" or delegation by the Sub-Adviser of any of its responsibilities hereunder.

      11. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Investment Company from time to time, have no authority to act for or represent the Funds or the Investment Company or the Advisor in any way or otherwise be deemed an agent of the Funds or the Investment Company or the Advisor.

      12. This Agreement may be amended by mutual consent, provided that any material amendment hereto shall be approved (a) by vote of a majority of those members of the Board of the Investment Company who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Funds.

      13. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

      14. Notices of any kind to be given to the Adviser by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 140 Broadway, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London, EC2V 6EE, England Attention: David G. Tilles, with a copy to General Counsel, Delaware Investments, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3682, or at such other address or to such other individual as shall be specified by the Sub-Adviser to the Adviser.

      15.   The Adviser represents, warrants and agrees as follows:

(a) The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

            (b) The Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser.

      16.   The Sub-Adviser represents, warrants and agrees as follows:

(b) (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is not presently under investigation by any regulatory agency and does not know of any pending or anticipated investigation or litigation by any such regulatory agency.

            (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

            (c) The Sub-Adviser has provided the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV most recently filed with the Commission and will furnish a copy of all amendments to the Adviser at least annually.

             (d) The Sub-Adviser will notify the Adviser of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

(e) Except as stated in Section 8 of this Agreement, the Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Investment Company, the Funds, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.

      17. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

      18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and together with the other agreements and documents referenced herein, shall constitute the entire agreement of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.



DELAWARE INTERNATIONAL              BROWN BROTHERS HARRIMAN & CO.

ADVISER LTD.



By:                                 By:

Name: David G. Tilles               Name: Charles O. Izard

Title: Managing Director            Title:  Managing Director




                                  EXHIBIT A

                                    to the

                            Sub-Advisory Contract





The Adviser shall pay to Sub-Adviser, for all services rendered by Sub-Adviser hereunder, the fees set forth below.



BBH Fund, Inc.
BBH International Equity Fund